Investor Presentation August 2020 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (4) the Company’s ability to maintain and build its brand; (5) the Company’s reliance on its third-party service providers; (6) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (7) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (8) the Company’s expected use of proceeds from its initial public offering; and (9) developments regarding the insurance industry and the transition to online marketing; (10) the effects of the COVID-19 pandemic; and (11) as a result of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We present adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of adjusted EBITDA to the most directly comparable GAAP measure is included in the Appendix to these slides.

Our mission Empower insurance shoppers to better protect life's most important assets—their family, property, and future.

Key Investment Highlights Leading online insurance marketplace providing compelling benefits for consumers & insurance providers Revenue CAGR of 32%1, strong re-occurring revenue model & operating discipline resulting in expanding adjusted EBITDA and path to profitability Insurance Marketplace $146bn in annual industry advertising & distribution spend, with spend shifting online Massive Market Opportunity Unique data assets & technology, combined with machine learning, are driving network effects & competitive moat Competitive Advantage Scalable platform enabling rapid expansion into new verticals Leveraged Model Strong Financial Profile Based on compound annual growth rate 2014 – 2019.

EverQuote Company Snapshot Founded* 2011 LTM Revenue Growth 59% LTM Quote Request Growth 71% Employees 300+ IPO June 28, 2018 LTM Variable Marketing Margin Growth 69% Headquarters Cambridge, MA Auto Home & Renters Life Health Commercial Insurance Verticals * First year of revenue Last Twelve Months (”LTM”) financial information as of June 30, 2020

Large & Expanding TAM Total Digital Spending Growth: ~ 16% EVER Share: <10% Projected Annual Growth to 2024 Continued shift of consumer time spent online Continued shift of acquisition spend online Continued shift to digitization of insurance products & workflows Growth Drivers U.S. Insurance Market: Distribution & Ad Spend Total Market Growth: ~3% EVER Share: <1% Source: Stax Consulting, Inc., S&P Global Market Intelligence SNL Insurance Data, IIABA. EverQuote is not reaffirming this guidance as of the date of this presentation & makes no statement with respect this guidance other than such guidance was provided by EverQuote as of August 4, 2020. $333.5mm1 EverQuote 2020 revenue guidance midpoint $146.1bn Total Market $15.6bn Total Advertising Spend $5.6bn Total Digital Spend

2016 Digital Ad Spend by Industry (% of Total Advertising Spend) Increasing Carrier Digital Marketing Spend Source: Stax, Inc. eMarketer, Web Survey & Analysis (December 2019), comScore survey. Carriers moving to match digital spend of other industries 16+% Projected annual growth of carrier digital marketing budgets over the next 5 years 70% Percentage of carriers that expect to grow their digital marketing budgets more than 10% annually over the next five years 45%: Non-insurance average

Compelling Model Benefits Both Consumers & Providers More Efficient Acquisition for Providers Large volume of high intent consumers Target based consumer attributes tied to ROI Consumers Save Time & Money Match & connect for multiple quotes Average Savings $610 per year1 Consumers Insurance Providers Addresses the alignment challenges inherent in the fragmented insurance market Estimated average annual premium savings of $610 based on a countrywide survey between November 2018 & April 2019 of EverQuote users that reported old & new premiums.

Marketplace Consumer Journey Profile Consumer: High intent shoppers Display Email Partnerships Social SEM VPN / Other1 Gets Quotes / Buy Insurance Traffic Channels Quote Request Matched with Providers Profile Consumer: Varied Shopping Intent Arrives at the Marketplace Requests Insurance Quotes ~ 20% of Consumers that Complete a Quote Request buy Insurance Other includes organic search, direct-to-site, inbound calls, & other traffic sources. Bind-rate based on phone surveys of consumers who completed quote requests, conducted in August through December 2018 and January through April 2019.

Distribution Strength of our Marketplace 100+ carriers available via the marketplace 19 of 20 top auto insurance carriers 8,000+ agents 66% of carriers have “deep” technology integrations Based on Company data and representative of the insurance provider partners on the platform as of June 30, 2020.

Data Assets Create Significant Competitive Moat R.T.B. 300+ Acquisition Channels 182bn Cumulative Ad Impressions Served $770mm Cumulative Digital Ad Spend 80mm Cumulative Quote Requests ~2 billion Consumer Submitted Data Points Leverage proprietary machine learning & automated infrastructure Note: Cumulative figures since launch through June 30,2020 Source: Company data, Facebook, Statista, comScore & OperaMedia.

Data Science & Machine Learning Support Growth Build generalizable & scalable solutions for data problem classes across the organization Able to quickly evolve to changing market dynamics Create Operating Leverage Enhance Agility Drive Incremental VMM Design Machine Learning products to create performance lift with equal or less operational toil

Consumer Alignment Algorithms Multi-Channel Bid Automation Algorithms Optimize Conversion Rate Email Largest Multi-Provider Dataset Partnerships Data & Tech Stack Drives Growth & Leverage Minimize Cost per Acquisition Maximize Bind Rate Growth of Consumer Volume, Provider Diversity & Product Verticals

Levers Driving Future Growth Attract More Consumers Leverage Secular Shift Online Increase Provider Coverage Expand Consumer & Carrier Engagement Launch New Verticals

EverQuote to Acquire Leading Health Insurance Agency Crosspointe is a sales and decision support contact center that connects consumers to high quality health insurance in a customer-centric environment. Founded in 2008; based in Evansville, Indiana. Crosspointe has ~30 full-time employees, the majority of whom are licensed agents Scales Health Vertical Our Acquisition Rationale ** Transaction announced on August 4, 2020; expected to close in late Q3 Provides DTC Agency Experience Accelerate Organic Growth Accelerates the growth of EverQuote’s health insurance vertical with additional carrier distribution and monetization opportunities Provides Direct-to-Consumer (“DTC”) agency experience for our health vertical Complements our internally-developed DTC initiative in our life vertical Consistent with EverQuote strategy to use M&A to support and accelerate our organic growth

Proven track record of innovation & team building Our World-Class, Founder-Led Team Drawn from top universities… 150+ employees working in engineering / applied math1 Analysts, Data Scientists, Engineers working in our Engineering, Analytics, and Product & Design divisions. … & from tech & professional services powerhouses Headquartered in Cambridge, MA Seth Birnbaum CEO & Co-Founder Tomas Revesz CTO & Co-Founder

Strong performance demonstrates resiliency of our model and the insurance market Fewer auto claims as consumer stay-at-home Carriers continue to invest with a focus on high ROI, online customer acquisition Carriers Acceleration in shift to online shopping Providing an opportunity to save on non-discretionary expenses like auto insurance Consumers Agents Greater adoption by agents of digital channels Increasing demand for online consumer referrals COVID-19 is accelerating the long-term shift of insurance online Team Maintaining high productivity throughout pandemic Continuing to expand workforce, leveraging favorable market dynamics

Financial Overview

Obtained “deep” technology integrations with 66% of carriers Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Second Quarter 2020 Highlights Revenue increased 41% YoY to $78.3mm 41% Quote requests increased 50% YoY 50% VMM increased 41% YoY to $23.5mm 41% Achieved Adjusted EBITDA of $4.0mm Remotely onboarded several dozen employees, including 20 engineers Company raised full year guidance

Revenue ($mm) 32% CAGR 2014-2019 Track Record of Strong Growth Track Record of Strong Growth 41% Q2’20 YoY Growth

Delivering Incremental Variable Marketing Margin 44% CAGR 2014-2019 Variable Marketing Margin ($mm) Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM.  The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM. 41% Q2’20 YoY Growth

Non-auto verticals include our home and renters, life, heath and commercial insurance verticals. Rapid Expansion into New Verticals with Scalable Model Revenue from Non-Auto Verticals ($mm) Traffic leverage: Target advertising opportunities leveraging expertise & technology Sales leverage: Ability to cross-sell traffic to existing customers 127% CAGR 2016-2019 133% YoY Growth Non-Auto Verticals Home & Renters Life Health Commercial

Driving Growth & Profitability Adjusted EBITDA ($mm) Note: Adjusted EBITDA is a non-GAAP metrics, refer to financial reconciliation for additional detail.

NASDAQ: EVER

Appendix

Key Metrics Definitions Quote Requests Quote requests are consumer-submitted website forms that contain the data required to provide an insurance quote, quote requests we receive through offline channels such as telephone calls, quote requests via our EverDrive app & quote requests submitted directly to third-party partners. As we attract more consumers to our platform & they complete quote requests, we are able to refer them to our insurance provider customers, selling more referrals while also collecting data, which we use to improve user experience, conversion rates & consumer satisfaction. Variable Marketing Margin Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM, as revenue, as reported in our statements of operations & comprehensive loss, less advertising costs (a component of sales & marketing expense, as reported in our statements of operations & comprehensive loss). We use VMM to measure the efficiency of individual advertising & consumer acquisition sources & to make trade-off decisions to manage our return on advertising. Adjusted EBITDA We define adjusted EBITDA as net loss, adjusted to exclude: stock-based compensation expense, depreciation & amortization expense, legal settlement expense, and interest (income) expense, net. We monitor & present adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA Three Months Ended 12 Months June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 December 31, 2019 December 31, 2018 Net income (loss) ($2,808) ($1,442) ($934) $173 ($1,974) ($7,117) ($13,791) Stock-based compensation $6,250 $4,540 $3,464 $3,269 $3,238 $12,721 $7,121 Depreciation & amortization $594 $849 $593 $588 $524 $2,186 $1,341 Legal settlement - - $1,227 - - $1,227 - Interest (income) expense, net ($47) ($111) ($133) ($168) ($184) ($669) ($121) Adjusted EBITDA $3,989 $3,836 $4,217 $3,862 $1,604 $8,348 ($5,450) ($ in Thousands)